UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue,49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.              REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Report

Western Asset High Income Fund Inc.
(HIF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of Investments	10

Statement of assets and liabilities	26

Statement of operations	27

Statement of changes in net assets	28

Financial highlights	29

Notes to financial statements	30

Report of independent registered public accounting firm	45

Board approval of management and subadvisory agreement	46

Additional information	52

Annual chief executive officer and principal financial officer certifications	58

Other shareholder communications regarding accounting matters	59

Dividend reinvestment plan	60

Important tax information	63

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund Inc. for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Western Asset High Income Fund Inc.	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”).

IV	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i         Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii      The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv    The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined

2	Western Asset High Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) gained 4.96%. During this period, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 6.81% and 1.18%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Given the strong performance in the high-yield market, we increased the Fund’s allocation to cash in March and April 2011, preparing for a possible pullback in the market. We also utilized options on credit default swaps to hedge the Fund’s exposure to the high-yield market in the event of a pullback. These strategies were beneficial for performance given the high-yield market’s weakness at times during the second half of the reporting period. The Fund’s larger cash position also gave us added flexibility to pursue a number of opportunities that we felt had become attractively valued following the market’s periodic setbacks.

While the Fund maintained its lower-quality bias, we pared our allocation to certain CCC and below-rated securities to capture profits and reduce the portfolio’s overall risk exposure. While we maintained an underweight to higher-quality bonds, we increased our allocation to B-rated securities and targeted those issuers that our research team felt had the potential to be upgraded to investment grade. We actively participated in the new issuance market by selectively purchasing both high-yield bonds and emerging market debt that we felt were attractively valued. Elsewhere, we reduced the Fund’s exposures to the Energy and Financials sectors and increased its allocation to the Transportation sector.

In addition to the use of options on credit default swaps, the Fund employed U.S. Treasury futures to manage its yield curvev positioning and duration. This strategy modestly detracted from performance. The Fund also utilized currency forwards to hedge its currency exposure. Small losses on these currency hedges were offset by the currency appreciation of the non-dollar holdings that they were hedging.

Western Asset High Income Fund Inc. 2011 Annual Report	3

Performance review

For the twelve months ended December 31, 2011, Western Asset High Income Fund Inc. returned 1.90% based on its net asset value (“NAV”)vi and -2.80% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 4.96% and 8.46%, respectively, for the same period. The Lipper High Current Yield Closed-End Funds Category Averagevii returned 0.87% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.85 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2011

Price Per Share	12-Month Total Return*
$8.86 (NAV)	1.90%†
$8.93 (Market Price)	-2.80%‡

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions at NAV.

‡  Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our selection of certain securities. In particular, our overweight exposures to Charter Communications Inc. (Charter Communications Inc., CCO Holdings LLC and CCH II LLC) and Inn of the Mountain Gods Resort & Casino enhanced the Fund’s results, as did our selection of Venezuelan sovereign debt. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Inn of the Mountain Gods Resort & Casino is a Mescalero Apache Tribe-run casino located in New Mexico. The company defaulted on its debt obligations in 2009 and restructured its bonds in the spring of 2011. After the initial default, the bonds were trading at extremely distressed levels. However, our dedicated distressed debt resources group recognized recovery value in excess of where the market had priced the bonds post default and our team worked closely with the Mescalero Apache Tribe on a restructuring agreement. As a result of the terms of the restructuring agreement, the Fund, which owned some of the company’s defaulted bonds, received a cash payout in addition to new payment-in-kind and senior secured notes. The portfolio

4	Western Asset High Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

benefited as ultimate recovery values were much higher than the market had priced in originally. The Fund’s Venezuelan sovereign debt performed well. Economic growth in the country remained solid and our holdings generally offered extremely attractive, double-digit yields.

From a sector allocation perspective, the Fund benefited from its overweights to Media/Cable and Energy. These were the two best performing sectors in the Index during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were our sector positioning and ratings biases. In particular, having overweights to the Transportation, Banking and Wireless sectors was detrimental to the Fund’s performance. These negatives more than offset the benefits of our Media/Cable and Energy overweights. Additionally, the portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded given the underperformance of lower-rated securities during the fiscal year as a whole.

From an issuer perspective, overweight holdings that were negative for performance included CMA CGM and Horizon Lines Inc. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices, accelerated capacity additions and fears related to the escalating European sovereign debt crisis. Currently, liquidity remains satisfactory with cash outlays over the next twelve months covered by cash on the balance sheet, as well as potential asset sales and sale-leaseback transactions. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping. Weak demand due to the sputtering global economy led company fundamentals to become challenged, and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns.

An additional factor that we believe detracted from performance was our exposure to less liquid, more off-the-run credits. The portfolio had an emphasis on these issues because of their attractive relative valuations based upon solid issuer fundamentals. These holdings underperformed during the latter portion of the period as investors favored more liquid securities given the macro-driven volatility that continued to characterize the market. In the fourth quarter of 2011, for example, the Index underperformed the Barclays Capital High Yield Very Liquid Indexviii by 1.93% (4.96% versus 6.89%).

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial

Western Asset High Income Fund Inc. 2011 Annual Report	5

websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Consumer Discretionary (20.7%), Industrials (16.4%), Energy (12.1%), Telecommunication Services (9.7%) and Materials (9.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset High Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

viii

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

Western Asset High Income Fund Inc. 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Income Fund Inc. 2011 Annual Report

Spread duration (unaudited)

Economic Exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________

80% BC HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield

Western Asset High Income Fund Inc. 2011 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________

80% BC HY 2%,	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield

10	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 84.9%
Consumer Discretionary — 17.8%
Auto Components — 0.1%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	50,000	$53,000	(a)
Automobiles — 0.4%
Escrow GCB General Motors	—	—	250,000	4,062	*
Escrow GCB General Motors	—	—	435,000	7,069	*
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	105,000	108,434
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	52,750	(a)
Total Automobiles				172,315
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	130,000	125,450
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	170,200
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	35,000	32,813
Total Diversified Consumer Services				328,463
Hotels, Restaurants & Leisure — 6.5%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	40,000	34,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	199,000	142,285
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	190,000	147,250
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	11.500%	1/15/17	232,228	228,164	(a)(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	123,500	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	280,000	238,350	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	70,000	70,700	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	110,000	103,125	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	104,000	100,880	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	30,000	31,725
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	100,000	98,500	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	145,000	153,337
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	30,000	31,725	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	156,000
MGM Resorts International, Senior Notes	6.625%	7/15/15	20,000	19,100
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,213
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	45,800

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	11

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	410,000	$276,750
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	293,300
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,350
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	90,313
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	30,000	29,850
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	140,000	143,850	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	90,000	80,325	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	45,000	43,650	(a)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	0	(c)(f)(g)(h)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000	0	(c)(f)(g)(h)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	116,000	119,480	(a)
Total Hotels, Restaurants & Leisure				3,016,322
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	110,000	104,088
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000	134,225
QVC Inc., Senior Secured Notes	7.375%	10/15/20	195,000	209,137	(a)
Total Internet & Catalog Retail				343,362
Media — 5.8%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850	75,226
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	220,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	500,000	361,250	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	70,000	45,325	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	110,000	111,925
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	230,000	255,875
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	21,450
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000	51,075
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000	97,425
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000	75,775
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	130,000	130,650	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	140,000	148,372	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	140,000	137,900

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	140,000		$125,475	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		115,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		46,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	10,000		10,850
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000		45,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	150,000		145,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		102,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		69,631	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	302,531	(a)
Total Media					2,694,985
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	185,000		170,200
Specialty Retail — 2.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	170,000		172,975
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		164,850	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	180,000		158,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		117,139
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	330,000		353,067
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	90,000		88,650	(a)
Total Specialty Retail					1,055,081
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	60,000		56,250	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000		269,500
Total Textiles, Apparel & Luxury Goods					325,750
Total Consumer Discretionary					8,263,566
Consumer Staples — 1.4%
Food Products — 1.1%
Del Monte Corp., Senior Notes	7.625%	2/15/19	252,000		243,180
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000		60,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		175,875	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	23,000		26,853
Total Food Products					506,508
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		105,750	(a)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	13

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	40,000	$36,200
Total Consumer Staples				648,458
Energy — 11.2%
Energy Equipment & Services — 2.7%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	175,000	171,063	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	148,050
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	205,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	90,000	94,500	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	40,000	41,100
SESI LLC, Senior Notes	7.125%	12/15/21	210,000	221,025	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	340,000	369,325
Total Energy Equipment & Services				1,250,063
Oil, Gas & Consumable Fuels — 8.5%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	110,000	124,987
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	97,500	(a)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	38,600	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	210,000	226,275
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	110,000	117,150	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	173,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	155,400
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	307,001	236,391	(a)(d)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	54,875
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	142,675
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	107,102	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	78,095	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	220,000	209,000
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	120,000	124,500	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	142,800	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	52,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000	20,925
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	112,800
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000	185,625
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	43,100

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000		$64,250
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000		23,083
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000		106,750	(a)(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000		30,600	(a)(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000		144,625
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000		126,931
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	275,000		313,500
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	20,000		21,300
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000		49,875
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000		212,850
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000		222,075	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	60,000		63,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	140,000		119,000	(a)
Total Oil, Gas & Consumable Fuels					3,941,864
Total Energy					5,191,927
Financials — 4.9%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		102,656
Commercial Banks — 0.5%
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	94,619		94,737
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		75,500	(a)(e)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	80,000		54,900	(e)(i)
Total Commercial Banks					225,137
Consumer Finance — 0.8%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		150,800
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		30,900
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	123,601
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	70,000		72,450
Total Consumer Finance					377,751
Diversified Financial Services — 2.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		50,403
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	125,000		143,281
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		114,812
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000		27,450
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		68,688
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		103,250

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	15

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000	$405,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000	283,500
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	130,000	121,062
Total Diversified Financial Services				1,318,046
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000	106,120
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	70,000	70,585	(a)(e)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	40,000	31,597	(e)(i)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000	62,550	(a)
Total Insurance				270,852
Total Financials				2,294,442
Health Care — 5.7%
Biotechnology — 0.2%
Grifols Inc., Senior Notes	8.250%	2/1/18	70,000	73,850
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000	21,700
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	70,000	76,125	(d)
Total Health Care Equipment & Supplies				97,825
Health Care Providers & Services — 5.3%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	80,000	79,600	(a)
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	168,260	166,171
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000	116,050
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	90,000	93,150
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	210,000	212,625	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000	434,525
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	91,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	85,600
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	157,675	(a)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000	298,375
INC Research LLC, Senior Notes	11.500%	7/15/19	70,000	63,000	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000	128,800	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	210,000	173,250
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	68,850
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000	192,850	(d)

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
US Oncology Inc. Escrow	—	—	110,000	$1,925	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	110,000	109,725
Total Health Care Providers & Services				2,473,171
Total Health Care				2,644,846
Industrials — 15.5%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	91,800	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	171,000	182,115
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	90,000	88,650	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	70,000	68,950	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	230,000	236,900
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	77,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	202,950	(a)
Total Aerospace & Defense				948,365
Airlines — 2.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	79,472	70,730	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	12,573	12,950
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	123,084	120,007
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	428,450	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	86,045	84,428
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	33,205	34,534
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	51,000	52,785	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	189,000	194,197	(a)
Total Airlines				998,081
Building Products — 1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	54,600	41,769	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	231,550	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	139,000	150,815	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	130,000	141,050	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	100,750	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	90,000	84,375	(a)
Total Building Products				750,309
Commercial Services & Supplies — 1.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	228,800	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	160,000	143,200

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	17

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	$165,463
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	84,400	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	81,400
Total Commercial Services & Supplies				703,263
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	150,750	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	221,650	(a)
Total Construction & Engineering				372,400
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	144,500	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	126,750
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	218,350	(a)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	86,850	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	120,000	112,200	(a)(d)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	211,700
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	80,000	60,000
Total Marine				470,750
Road & Rail — 3.3%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	40,000	41,600
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	100,000	103,250
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	353,812	262,201	(d)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	50,000	49,625
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	230,000	230,000	(a)(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	129,870
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	290,000	320,450
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000	207,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	183,000	200,842
Total Road & Rail				1,544,838
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000	164,400

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000		$125,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000		185,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	330,000		306,075	(a)
Total Transportation					616,375
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000		146,250	(a)
Total Industrials					7,204,631
Information Technology — 3.0%
Communications Equipment — 0.4%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000		205,912
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000		306,600	(a)
IT Services — 1.1%
First Data Corp., Senior Notes	10.550%	9/24/15	402,872		375,161
First Data Corp., Senior Notes	12.625%	1/15/21	140,000		122,500
First Data Corp., Senior Secured Notes	7.375%	6/15/19	10,000		9,450	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	20,000		19,600	(a)
Total IT Services					526,711
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	80,000		84,400
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	60,000		63,300	(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	190,000		200,925
Total Semiconductors & Semiconductor Equipment					348,625
Total Information Technology					1,387,848
Materials — 9.1%
Chemicals — 1.3%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000		116,875	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		102,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	107,125	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	44,000		48,290
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	79,856		87,642
Solutia Inc., Senior Notes	8.750%	11/1/17	15,000		16,462
Solutia Inc., Senior Notes	7.875%	3/15/20	120,000		131,100
Total Chemicals					609,494
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	200,000		199,000	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	150,000		150,375
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		120,600	(a)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	19

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000	$216,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	390,000	347,100	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000	213,675	(a)
Total Containers & Packaging				1,247,450
Metals & Mining — 4.0%
Evraz Group SA, Notes	9.500%	4/24/18	100,000	102,875	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000	102,875	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	30,000	30,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	270,000	276,075	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000	264,600	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000	117,325	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	220,000	237,050
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000	109,725	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000	126,000
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000	85,950	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	80,236
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	77,762
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	98,000	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	172,000	(a)
Total Metals & Mining				1,880,923
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000	159,280
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	210,000	181,125	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	60,000	24,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	210,000	129,150
Total Paper & Forest Products				494,455
Total Materials				4,232,322
Telecommunication Services — 9.1%
Diversified Telecommunication Services — 5.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	183,750	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	6,160	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	11,475
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	133,575	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	200,000	210,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	60,000	63,187
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	60,000	63,750

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	$203,500
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	291,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	116,000	119,190
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	23,977	23,318	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	110,000	113,300
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	181,900
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	129,675	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	104,500	(a)
West Corp., Senior Notes	8.625%	10/1/18	160,000	162,400
West Corp., Senior Notes	7.875%	1/15/19	200,000	199,500
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	117,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	182,500	(a)
Windstream Corp., Senior Notes	7.500%	6/1/22	60,000	60,000	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	198,500
Total Diversified Telecommunication Services				2,758,180
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	100,000	101,875
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	100,000	93,500
Sprint Capital Corp., Global Notes	6.900%	5/1/19	160,000	132,400
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	158,125
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	390,600
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	230,000	242,075	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	165,000	174,900
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	169,000	(a)
Total Wireless Telecommunication Services				1,462,475
Total Telecommunication Services				4,220,655
Utilities — 7.2%
Electric Utilities — 2.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	285,600
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	132,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	440,000	436,700
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	200,000	170,750	(a)
Total Electric Utilities				1,025,050
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	125,400

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	21

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 4.7%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	$110,825	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	70,000	75,775	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	43,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	280,000	302,400	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	106,356	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	97,600	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	85,000	50,575
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	405,000	328,050
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	114,553	94,418	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	40,000	40,200
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	165,000	174,900
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	110,000	108,625	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	350,200	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	263,900
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	50,420
Total Independent Power Producers & Energy Traders				2,197,244
Total Utilities				3,347,694
Total Corporate Bonds & Notes (Cost — $40,158,092)				39,436,389
Collateralized Senior Loans — 2.1%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.2%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	119,400	110,445	(j)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	139,650	130,631	(j)
Total Consumer Discretionary				241,076
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co.	—	12/20/12	220,000	220,000	(f)(g)(k)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	19,739	19,739	(g)(j)
Trico Shipping AS, Term Loan B	—	5/13/14	34,754	34,754	(g)(k)
Total Industrials				54,493
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	106,229	100,032	(j)

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	279,007		$279,007	(j)
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	95,155		60,582	(j)
Total Collateralized Senior Loans (Cost — $983,395)					955,190
Convertible Bonds & Notes — 1.2%
Consumer Discretionary — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	620,000		372,000	(a)
Industrials — 0.3%
Marine — 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	158,181		121,799
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	87,878		30,318
Total Industrials					152,117
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000		31,925
Total Convertible Bonds & Notes (Cost — $719,440)					556,042
Sovereign Bonds — 4.6%
Argentina — 0.9%
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	65,000		8,450	(e)(l)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		351,115
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		23,928
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		23,625
Total Argentina					407,118
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	22,838
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	447,000	BRL	230,389
Total Brazil					253,227
Colombia — 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		126,500
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	140,000		123,900	(a)(e)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	77,318
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	45,611
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	54,543
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	57,718
Total Indonesia					235,190

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	23

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	170,000	PEN	$72,041
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		140,350	(a)
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		13,320
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		394,907
Total Turkey					408,227
Venezuela — 0.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000		303,975	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000		10,000
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000		36,835
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000		28,420
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		11,235
Total Venezuela					390,465
Total Sovereign Bonds (Cost — $2,187,324)					2,157,018

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 1.6%
Automobiles — 0.0%
General Motors Co.			112		2,270	*
Media — 1.6%
Charter Communications Inc., Class A Shares			13,139		748,135	*
Total Consumer Discretionary					750,405
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			20,462,180		206,218	*(f)(g)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			379		9,877	*
Total Energy					216,095
Industrials — 0.4%
Building Products — 0.0%
Nortek Inc.			229		5,991	*
Marine — 0.4%
DeepOcean Group Holding AS			9,303		158,151	*(f)

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Income Fund Inc.

Security			Shares	Value
Marine — continued
Horizon Lines Inc., Class A Shares			1,758	$7,645	*
Total Marine				165,796
Total Industrials				171,787
Total Common Stocks (Cost — $722,939)				1,138,287

	Rate
Convertible Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Inc. (Cost — $106,638)	7.500%		900	73,125
Preferred Stocks — 1.9%
Financials — 1.8%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		17,381	336,149	(e)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		13,200	332,112	(e)
Citigroup Capital XIII	7.875%		7,225	188,283	(e)
Total Diversified Financial Services				520,395
Total Financials				856,544
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	43,400	(a)(e)(f)
Total Preferred Stocks (Cost — $971,318)				899,944

		Expiration Date	Warrants
Warrants — 0.2%
Buffets Restaurant Holdings		4/28/14	168	2	*(f)(g)
Charter Communications Inc.		11/30/14	209	2,970	*
General Motors Co.		7/10/16	2,535	29,736	*
General Motors Co.		7/10/19	2,535	19,824	*
Jack Cooper Holdings Corp.		12/15/17	210	13,125	*(f)
Jack Cooper Holdings Corp.		5/6/18	97	6,062	*(f)
Nortek Inc.		12/7/14	339	915	*(f)(g)
SemGroup Corp.		11/30/14	912	5,098	*(f)(g)
Total Warrants (Cost — $312,556)				77,732
Total Investments before Short-Term Investments (Cost — $46,161,702)				45,293,727

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	25

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	22,000	$ 21,999	(m)(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	2,000	2,000	(m)(n)
Total Short-Term Investments (Cost — $23,999)				23,999
Total Investments — 97.6% (Cost — $46,185,701#)				45,317,726
Other Assets in Excess of Liabilities — 2.4%				1,123,888
Total Net Assets — 100.0%				$46,441,614

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Subsequent to December 31, 2011, the issuer filed for bankruptcy.
(c)	The coupon payment on these securities is currently in default as of December 31, 2011.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Illiquid security (unaudited).
(h)	Value is less than $1.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for fully unfunded term loans is to be determined.
(l)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(m)	Rate shown represents yield-to-maturity.
(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $46,243,898.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $46,185,701)	$45,317,726
Foreign currency, at value (Cost — $53,667)	51,732
Cash	329,517
Interest receivable	1,089,097
Unrealized appreciation on forward foreign currency contracts	33,812
Prepaid expenses	6,693
Total Assets	46,828,577

Liabilities:
Payable for securities purchased	254,754
Investment management fee payable	27,416
Accrued foreign capital gains tax	4,288
Payable to broker — variation margin on open futures contracts	2,922
Directors’ fees payable	156
Accrued expenses	97,427
Total Liabilities	386,963
Total Net Assets	$46,441,614

Net Assets:
Par value ($0.001 par value; 5,242,629 shares issued and outstanding; 100,000,000 shares authorized)	$ 5,243
Paid-in capital in excess of par value	57,025,828
Overdistributed net investment income	(70,236)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(9,667,650)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(851,571)
Total Net Assets	$46,441,614

Shares Outstanding	5,242,629

Net Asset Value	$8.86

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	27

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$ 4,278,377
Dividends	105,883
Less: Foreign taxes withheld	(4,843)
Total Investment Income	4,379,417

Expenses:
Investment management fee (Note 2)	342,952
Audit and tax	74,750
Shareholder reports	39,465
Transfer agent fees	36,712
Stock exchange listing fees	20,660
Directors’ fees	7,386
Legal fees	6,600
Custody fees	5,945
Fund accounting fees	4,892
Insurance	1,995
Miscellaneous expenses	3,670
Total Expenses	545,027
Net Investment Income	3,834,390

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(325,712)
Futures contracts	(112,126)
Written options	280,150
Foreign currency transactions	3,349
Net Realized Loss	(154,339)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,680,065)
Futures contracts	(29,190)
Foreign currencies	15,769
Change in Net Unrealized Appreciation (Depreciation)	(2,693,486)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(2,847,825)
Increase in Net Assets from Operations	$ 986,565

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$ 3,834,390	$ 4,202,921
Net realized gain (loss)	(154,339)	1,244,081
Change in net unrealized appreciation (depreciation)	(2,693,486)	1,512,624
Increase in Net Assets From Operations	986,565	6,959,626

Distributions to Shareholders From (Note 1):
Net investment income	(4,438,049)	(4,666,945)
Decrease in Net Assets From Distributions to Shareholders	(4,438,049)	(4,666,945)

Fund Share Transactions:
Reinvestment of distributions (38,188 and 33,342 shares issued, respectively)	360,083	313,754
Increase in Net Assets From Fund Share Transactions	360,083	313,754
Increase (Decrease) in Net Assets	(3,091,401)	2,606,435

Net Assets:
Beginning of year	49,533,015	46,926,580
End of year*	$ 46,441,614	$ 49,533,015
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(70,236)	$472,934

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2011[1]	2010	2009	2008	2007

Net asset value, beginning of year	$9.52	$9.07	$6.41	$10.19	$10.88

Income (loss) from operations:
Net investment income	0.73	0.81	0.90	0.86	0.79
Net realized and unrealized gain (loss)	(0.54)	0.54	2.64	(3.81)	(0.74)
Total income (loss) from operations	0.19	1.35	3.54	(2.95)	0.05

Less distributions from:
Net investment income	(0.85)	(0.90)	(0.88)	(0.83)	(0.74)
Total distributions	(0.85)	(0.90)	(0.88)	(0.83)	(0.74)

Net asset value, end of year	$8.86	$9.52	$9.07	$6.41	$10.19

Market price, end of year	$8.93	$10.05	$9.23	$5.96	$8.99
Total return, based on NAV[2,3]	1.90%	15.67%	58.66%	(30.63)%	0.37%
Total return, based on Market Price[4]	(2.80)%	19.79%	73.50%	(26.23)%	(1.64)%

Net assets, end of year (000s)	$46,442	$49,533	$46,927	$32,967	$52,400

Ratios to average net assets:
Gross expenses	1.11%	1.16%	1.31%	1.22%	1.09%
Net expenses[5]	1.11	1.16	1.31	1.22	1.09
Net investment income	7.84	8.75	11.76	9.61	7.40

Portfolio turnover rate	58%	92%	78%	46%	78%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires

Western Asset High Income Fund Inc. 2011 Annual Report	31

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$38,857,798	$ 578,591	$39,436,389
Collateralized senior loans	—	735,190	220,000	955,190
Convertible bonds & notes	—	556,042	—	556,042
Sovereign bonds	—	2,157,018	—	2,157,018
Common stocks:
Consumer discretionary	$ 750,405	—	—	750,405
Energy	9,877	—	206,218	216,095
Industrials	13,636	—	158,151	171,787
Convertible preferred stocks	73,125	—	—	73,125
Preferred stocks:
Financials	856,544	—	—	856,544
Industrials	—	—	43,400	43,400
Warrants	49,560	2,970	25,202	77,732
Total long-term investments	$1,753,147	$42,309,018	$1,231,562	$45,293,727
Short-term investments†	—	23,999	—	23,999
Total investments	$1,753,147	$42,333,017	$1,231,562	$45,317,726
Other financial instruments:
Forward foreign currency contracts	—	$ 33,812	—	$ 33,812
Total	$1,753,147	$42,366,829	$1,231,562	$45,351,538

32	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$8,547	—	—	$8,547

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate					Preferred
Investments in	Bonds &	Collateralized	Common Stocks			Stocks
Securities	Notes	Senior Loans	Energy	Industrials	Materials	Industrials	Warrants	Total
Balance as of December 31, 2010	$ 202,816	$ 263,900	—	$ 7,651	$ 2,455	—	$ 7,631	$ 484,453
Accrued premiums/ discounts	635	79	—	—	—	—	—	714
Realized gain (loss)[1]	(100,625)	—	—	14,092	(33,790)	—	(11)	(120,334)
Change in unrealized appreciation (depreciation)[2]	39,906	(5,505)	$ 26,151	(66,823)	31,608	$ 5,321	7,181	37,839
Purchases	435,859	228,838	180,067	217,323	—	38,079	5,303	1,105,469
Sales	(0)	(267,312)	—	(14,092)	(273)	—	(0)	(281,677)
Transfers into Level 3[3]	—	—	—	—	—	—	5,098	5,098
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of December 31, 2011	$ 578,591	$220,000	$206,218	$158,151	—	$43,400	$25,202	$1,231,562
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$ (60,719)	—	$ 26,151	$ (59,172)	—	$ 5,321	$ 7,181	$ (81,238)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.
1				This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3				Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

Western Asset High Income Fund Inc. 2011 Annual Report	33

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of

34	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously

Western Asset High Income Fund Inc. 2011 Annual Report	35

agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

At December 31, 2011, the Fund had no open swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange

36	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset High Income Fund Inc. 2011 Annual Report	37

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

38	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset High Income Fund Inc. 2011 Annual Report	39

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

40	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2011, there were $4,288 of capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$60,489	$(60,489)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Fund Inc. 2011 Annual Report	41

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,898,531
Sales	28,182,593

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,291,568
Gross unrealized depreciation	(3,217,740)
Net unrealized depreciation	$ (926,172)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	$ 19,660,000	$ 314,560
Options closed	(2,300,000)	(64,400)
Options exercised	—	—
Options expired	(17,360,000)	(250,160)
Written options, outstanding as of December 31, 2011	—	—

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	3/12	$2,086,836	$2,095,383	$(8,547)

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	400,000	$517,858	2/16/12	$33,812

42	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$ 33,812

LIABILITY DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$ 8,547

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Credit Rate Risk	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options	$ (88,470)	—	—	$ (88,470)
Written options	280,150	—	—	280,150
Futures contracts	—	$(112,126)	—	(112,126)
Forward foreign currency contracts	—	—	$(26,276)	(26,276)
Total	$191,680	$(112,126)	$(26,276)	$ 53,278

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(29,190)	—	$(29,190)
Forward foreign currency contracts	—	$21,022	21,022
Total	$(29,190)	$21,022	$ (8,168)

Western Asset High Income Fund Inc. 2011 Annual Report	43

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 15,997
Written options†	69,906
Forward foreign currency contracts (to buy)†	28,472
Forward foreign currency contracts (to sell)	488,598
Futures contracts (to buy)†	191,779
Futures contracts (to sell)	2,042,156

†  At December 31, 2011, there were no open positions held in this derivative.

5. Distributions subsequent to December 31, 2011

On November 10, 2011, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0625 per share, payable on December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively. The January and February record date distributions were made subsequent to the period end of this report.

On February 10, 2012, the Board declared three distributions, each in the amount of $0.0625 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$4,438,049	$4,666,945

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 96,316
Capital loss carryforward*	(9,618,000)
Other book/tax temporary differences(a)	(158,005)
Unrealized appreciation (depreciation)(b)	(909,768)
Total accumulated earnings (losses) — net	$(10,589,457)

*  As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$ (222,420)	**
12/31/2016	(2,400,268)
12/31/2017	(6,995,312)
	$(9,618,000)

These amounts will be available to offset any future taxable capital gains.

44	Western Asset High Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

**

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset High Income Fund Inc. 2011 Annual Report	45

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund Inc., including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 17, 2012

46	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

Western Asset High Income Fund Inc.	47

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case,

48	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of five funds for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2011. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2011 was ranked fifth among the funds in the Performance Universe for that period and that its performance for the 3- and 5-year periods ended June 30, 2011 was ranked third and second, respectively, among the funds in the Performance Universe for those periods. The Fund’s performance for the 10-year period ended June 30, 2011 was ranked first among the funds in the Performance Universe for that period. The Fund’s performance for each of the 3-, 5- and 10-year periods was at or better than the Performance Universe median. Among other things, the Board noted that the small number of funds in the Performance Universe, which included two other funds managed by Western Asset, made meaningful comparisons difficult. The Board also noted the Fund’s performance record for the 10-year period was achieved, in part, by a different portfolio management team. The

Western Asset High Income Fund Inc.	49

Board also considered the Fund’s performance relative to its benchmarks and in absolute terms, as well as the volatile market conditions during 2008.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Advisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and four other non-leveraged high current yield closed-end funds, as classified by Lipper. The Expense Universe funds, which included two other funds managed by Western Asset, had average net assets ranging from $47.4 million to $442.9 million. Three of the other funds in the Expense Universe were larger than the Fund and one was smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee, whether compared on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked second among the five funds in the Expense Universe and was better than the Expense Universe median and that its actual total expenses ranked fourth among the funds in the Expense Universe and were worse than the Expense Universe median. The Board considered the Manager’s belief that the small number of

50	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds, which included two other funds managed by Western Asset, and the varying size of the funds in the Expense Universe, only one of which was smaller than the Fund, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s

Western Asset High Income Fund Inc.	51

considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the Fund was not profitable to the Manager during that period, although it had become substantially less unprofitable. The Board noted prior advice from the Manager that the Fund has not been profitable largely because of its small size.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

52	Western Asset High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Western Asset High Income Fund Inc.	53

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

54	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director	None

Western Asset High Income Fund Inc.	55

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

56	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset High Income Fund Inc.	57

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

58	Western Asset High Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Fund Inc.	59

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

60	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the

Western Asset High Income Fund Inc.	61

purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the

62	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset High Income Fund Inc.	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	Monthly	Monthly	Monthly
Payable date:	January 2011	February 2011	March-December 2011
Ordinary income:
Qualified dividend income for individuals	0.73%	0.51%	—
Dividends qualifying for the dividends received deduction for corporations	0.55%	0.39%	—

Please retain this information for your records.

Western Asset

High Income Fund Inc.

Directors	Western Asset High Income Fund Inc.	Independent registered public accounting
Carol L. Colman	620 Eighth Avenue	firm
Daniel P. Cronin	49th Floor	KPMG LLP
Paolo M. Cucchi	New York, NY 10018	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken	Investment manager
Chairman	Legg Mason Partners Fund	Legal counsel
William R. Hutchinson	Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken	Western Asset Management Company Pte. Ltd.	HIF
President and Chief Executive
Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, NY 10038
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04018 2/12 SR12-1588

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,000 in December 31, 2010 and $69,350 in December 31, 2011.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in December 31, 2010 and $3,200 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	101 registered investment companies with $163.9 billion in total assets under management	208 Other pooled investment vehicles with $103.7 billion in assets under management*	741 Other accounts with $175.6 billion in total assets under management**

Keith J. Gardner‡	40 registered investment companies with $27.0 billion in total assets under management	7 Other pooled investment vehicles with $2.6 billion in assets under management	2 Other accountw with $1.1 billion in total assets under management

Michael C. Buchanan‡	46 registered investment Companies with $30.6 billion in total assets Under management	10 Other pooled investment vehicles with $5.0 billion in assets under management	15 Other accounts with $2.2 billion in total assets under management

Ryan Brist ‡	12 registered investment Companies with $3.2 billion in total assets Under management	3 Other pooled investment vehicles with $6.5 billion in assets under management ***	22 Other accounts with $5.2 billion in total assets under management****

*	Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.
**	Includes 76 accounts managed, totaling $18.9 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $1 million, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan Brist	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2012